CMA New Jersey
Municipal Money Fund

Annual Report




FUND LOGO




March 31, 2000

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper



To Our Shareholders:

For the year ended March 31, 2000, CMA New Jersey Municipal Money
Fund paid shareholders a net annualized yield of 2.74%.* As of March 31, 2000, the Fund's 7-day yield was 3.20%.

Economic Environment
During the six-month period ended March 31, 2000, US Treasury yields inverted sharply as the spread between the two-year US Treasury note and the 30-year US Treasury bond shifted from a +43 basis points (0.43%) on October 1, 1999 to -30 basis points by March 31, 2000. Several factors contributed to this shift. First, investors believed the long-term outlook for inflation improved when the Federal Reserve Board aggressively raised short-term interest rates in an attempt to slow the US economy. Since our last shareholder letter, the Federal Reserve Board increased short-term interest rates by 75 basis points with the Federal Funds target rate reaching 6%. The domestic economy has proven to be resilient, and we believe there is the possibility of additional tightenings in the upcoming months. Second, large Federal Government surpluses generated by the domestic economy drastically reduced the US Government's reliance on debt issuance to fund expenditures, thereby reducing supply. Lastly, the budget surplus also enabled the US Government to initiate an extensive buyback of US Treasury debt that further lowered yields especially on the long-end of the maturity curve.

Investment Strategy
We pursued a neutral investment strategy for the Fund throughout much of the six-month period ended March 31, 2000 by maintaining an average portfolio maturity in the 40-day--50-day range. Short-term municipal note yields moved higher during the period as the Federal Reserve Board raised short-term interest rates. The yield on one-year New Jersey municipal notes rose to the 4.20% area by period-end from the 3.60% range at the beginning of October. We remained active in the note market to maintain adequate diversification and continued to focus on issues with shorter maturities in light of the current stance by the Federal Reserve Board. Also, technical factors strongly influenced the variable rate sector during the period. As 1999 year-end approached, Year 2000 and dealer inventory concerns pushed variable rate yields to the 4.75%--5.00% range by late December. After January 1, 2000, variable rate yields quickly reversed as sizable assets flowed into tax-exempt money market funds. These inflows moved New Jersey variable rate yields to the 1.80% range by mid-January.

We began the first quarter of 2000 with approximately 20% of the Fund's holdings in the tax-exempt commercial paper sector. This sector allowed us to lock in attractive yield levels for the Fund through March 2000 and helped to insulate the Fund's yield as variable rate levels declined. The Fund experienced asset inflows during the second half of the period, increasing assets by 17% to $1.1 billion by period-end. Finally, for the Fund's fiscal year ended March 31, 2000, our investment strategy focused on seeking to provide shareholders with a portfolio of the highest credit quality, a stable net asset value and a competitive yield. We achieved these goals, despite rapidly changing market conditions, and provided shareholders with a yield better than the average for all New Jersey tax-exempt money funds for the same period, as measured by IBC's Money Fund Report.

In the coming months, we expect to continue to maintain our neutral portfolio strategy for the Fund until it becomes clear that the Federal Reserve Board's monetary policy will effectively slow the US economy. In the short-term municipal market, late April and early May is historically a time of sizable asset outflows because of Federal and state income tax payments. Similar to year-end, these outflows are likely to move variable rate yields higher as dealers attempt to minimize inventories. In addition, we expect an increase in note issuance during the summer months as municipalities look to satisfy their short-term financing needs for the upcoming year.

In Conclusion
We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



April 24, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.




Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
DATES      Daily Adjustable Tax-Exempt Securities
EDA        Economic Development Authority
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes


CMA New Jersey Municipal Money Fund
Schedule of Investments as of March 31, 2000                                                              (in Thousands)
                      Face
State                Amount                                 Issue                                                  Value
New Jersey--        $ 4,540   Atlantic City, New Jersey, BAN, 4.30% due 6/09/2000                               $  4,541
72.3%                 1,360   Atlantic City, New Jersey, Special Emergency Notes, 4.30% due 6/09/2000              1,360
                      6,600   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Governmental Loan Program), ACES, 3.50% due 7/01/2026 (e)                    6,600
                      4,000   Bayonne, New Jersey, TAN, 4.375% due 10/02/2000                                      4,006
                      7,725   Bernards Township, New Jersey, Sewer Authority, Sewer Revenue Refunding
                              Bonds, 3.90% due 12/15/2000                                                          7,725
                      1,587   Bloomingdale, New Jersey, GO, Refunding, BAN, 4.52% due 3/09/2001                    1,591
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
                     15,500     (Harvest Village Senior Redevelopment Project), Series A, 3.80%
                                due 7/01/2029                                                                     15,500
                      2,045     (Jewish Community Center Project), 3.85% due 12/01/2010                            2,045
                     13,900     (Parkview Redevelopment Housing Project), AMT, 3.85% due 7/01/2026                13,900
                      3,672   Cedar Grove Township, New Jersey, GO, BAN, 4.625% due 3/06/2001                      3,684
                      3,250   Clinton Township, New Jersey, BAN, 4.625% due 8/24/2000                              3,256
                     10,518   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 3.96% due 10/01/2017 (e)              10,518
                      1,774   Colts Neck Township, New Jersey, BAN, Series A, 4.26% due 2/23/2001                  1,775
                     19,970   Eagle Tax-Exempt Trust, New Jersey, VRDN, Series 94C-3005, 3.96%
                              due 2/15/2007 (e)                                                                   19,970
                      4,000   East Brunswick Township, New Jersey, GO, BAN, 3.50% due 4/19/2000                    4,001
                      4,734   Edison Township, New Jersey, BAN, 4.25% due 7/11/2000                                4,739
                      2,957   Elizabeth, New Jersey, GO, BAN, 4.35% due 11/14/2000 (a)                             2,962
                     15,000   Essex County, New Jersey, GO, BAN, Series A, 4% due 8/15/2000                       15,019
                      4,200   Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES, 3.45% due 7/01/2026 (e)                            4,200
                      4,128   Ewing Township, New Jersey, GO, BAN, 4.25% due 10/20/2000                            4,137
                      6,000   Florham Park, New Jersey, GO, BAN, 4.25% due 11/03/2000                              6,014
                      1,857   Freehold, New Jersey, BAN, 4.28% due 2/02/2001                                       1,859
                      2,467   Harding Township, New Jersey, BAN, 4.125% due 7/07/2000                              2,470
                      8,000   Hudson County, New Jersey, Improvement Authority Revenue Bonds
                              (Essential Purpose Pooled Government), VRDN, 3.90% due 7/15/2026 (e)                 8,000
                              Jersey City, New Jersey, GO, Refunding:
                     16,500     4% due 7/03/2000                                                                  16,516
                     16,800     BAN, 4.625% due 3/02/2001                                                         16,855
                      4,700   Jersey City, New Jersey, Municipal Utilities Authority, Revenue
                              Refunding Bonds, Project Notes, 4.375% due 7/28/2000                                 4,707
                      2,253   Maplewood Township, New Jersey, GO, BAN, 4.375% due 10/20/2000                       2,260
                      2,455   Mercer County, New Jersey, Improvement Authority Revenue Bonds
                              (Mercer Inc. Project), VRDN, 3.85% due 12/01/2018 (e)                                2,455
                     15,000   Middlesex County, New Jersey, GO, Refunding, BAN, 4.50% due 1/19/2001               15,060
                      4,000   Mine Hill Township, New Jersey, School District, Temporary Notes, GO,
                              4.50% due 3/20/2001                                                                  4,010


CMA New Jersey Municipal Money Fund
Schedule of Investments as of March 31, 2000 (continued)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                  Value
New Jersey          $ 1,000   Monmouth County, New Jersey, GO, Refunding, Series B, 4.50% due
(continued)                   8/01/2000                                                                         $  1,003
                     14,075   Municipal Securities Trust Certificates, New Jersey Transportation
                              Revenue Bonds, VRDN, Series 1998-64, Class A, 3.80% due 1/01/2012 (c)(e)            14,075
                      2,120   New Jersey Building Authority, State Building Revenue Refunding Bonds, 5%
                              due 6/15/2000                                                                        2,126
                      9,400   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series C, 3.80% due 12/01/2027 (e)                                   9,400
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (e):
                      2,200     (400 International Drive Partners), 3% due 9/01/2005                               2,200
                      8,925     (Benedictine Abbey of Newark), 3.90% due 12/01/2019                                8,925
                      1,210     (Catholic Community Services), 3.70% due 6/01/2025                                 1,210
                      3,700     (Eatem Realty Company), AMT, 4% due 9/01/2013                                      3,700
                      3,240     (Filtra Corp. Project), AMT, 3.85% due 8/01/2015                                   3,240
                      1,130     (International Vitamin Corp. Project), AMT, 3.85% due 5/01/2003                    1,130
                      2,500     (McLean Associates LLC Project), AMT, 3.95% due 8/01/2014                          2,500
                      1,480     (Park Lane Association Project), AMT, 3.95% due 4/01/2010                          1,480
                      1,100     (Saint Peter's Preparatory School), 3.85% due 1/01/2010                            1,100
                      2,880     (Wyckoff Family YMCA Project), 3.90% due 10/01/2017                                2,880
                              New Jersey EDA, Economic Development Revenue Refunding Bonds (e):
                     19,000     (Airis Newark LLC Project), ARCS, AMT, 3.90% due 1/01/2019 (a)                    19,000
                      4,495     (Church & Dwight), VRDN, 3.75% due 12/01/2008                                      4,495
                     11,000     (Foreign Trade Zone Project), VRDN, 3.70% due 12/01/2007                          11,000
                      5,400     (Jewish Community Foundation Metro West), VRDN, 3.75% due 12/01/2018               5,400
                      1,958     (RJB Associates Project), VRDN, 3.80% due 8/01/2008                                1,958
                     13,495     (Stolthaven Project), VRDN, Series A, 3.75% due 1/15/2018                         13,495
                              New Jersey EDA, IDR, VRDN (e):
                      3,685     (Pennwell Holdings LLC Project), 3.85% due 12/01/2016                              3,685
                      1,305     (Plastic Suppliers Inc. Project), AMT, 4% due 6/01/2006                            1,305
                      4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Tru Urban Renewal Co.), DATES, 3.75% due 4/01/2019 (e)                              4,000
                      4,600   New Jersey EDA, Natural Gas Facilities Revenue Bonds (New Jersey Natural
                              Gas Co. Project), VRDN, AMT, Series B, 3.95% due 8/01/2030 (a)(e)                    4,600
                      5,200   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                              (New Jersey Natural Gas Co. Project), VRDN, AMT, Series A, 3.70%
                              due 9/01/2027 (a)(e)                                                                 5,200
                      7,860   New Jersey EDA, PCR, Refunding (Public Service Electric & Gas Co.), VRDN,
                              Series A, 3.60% due 3/01/2012 (d)(e)                                                 7,860
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.80% due 2/01/2002 (e)                                                              5,000
                              New Jersey EDA, Revenue Bonds, CP, AMT:
                      7,600     (Chambers Cogeneration Project), 3.85% due 8/09/2000                               7,600
                      6,400     (Chambers Cogeneration Project), 3.90% due 8/10/2000                               6,400
                     10,000     (Chambers Cogeneration Project), 3.90% due 8/11/2000                              10,000
                     17,900     (Keystone Project), 3.70% due 5/12/2000                                           17,900
                     11,600     (Keystone Project), 3.70% due 5/12/2000                                           11,600
                     13,700     (Keystone Project), 3.85% due 8/10/2000                                           13,700
                              New Jersey EDA, Revenue Bonds, FLOATS (c)(e):
                      9,900     Series PMD-4, 3.86% due 5/01/2006                                                  9,900
                      9,900     Series PMD-5, 3.86% due 5/01/2012                                                  9,900


CMA New Jersey Municipal Money Fund
Schedule of Investments as of March 31, 2000                                                              (in Thousands)
                      Face
State                Amount                                 Issue                                                  Value
New Jersey                    New Jersey EDA, Revenue Bonds, VRDN (e):
(concluded)         $ 4,240     (Accurate Box Co. Inc. Project), AMT, 3.90% due 11/01/2009                      $  4,240
                      1,865     (Adam Spence Corp. Project), AMT, 4% due 9/01/2017                                 1,865
                      2,030     (Bethany Baptist Church Project), 3.75% due 3/01/2018                              2,030
                      3,320     (Catholic Charities), 3.70% due 11/01/2012                                         3,320
                        700     (E.P. Henry Corp. Project), AMT, 3.85% due 3/01/2005                                 700
                      1,500     (Economic Growth--Patterson), AMT, 3.75% due 1/01/2005                             1,500
                      2,500     (Economic Growth--Patterson), AMT, 3.75% due 1/01/2016                             2,500
                      9,500     (Hoffman-La Roche Inc. Project), AMT, 3.85% due 11/01/2011                         9,500
                        900     (The Peddie School Project), 3.80% due 2/01/2026                                     900
                      8,700     (The Peddie School Project), 3.80% due 2/01/2029                                   8,700
                      1,000     (Saint James Preparatory and Social Services Project), 3.75% due 12/01/2027        1,000
                      2,400     (US Golf Association Project), 3.80% due 5/01/2023                                 2,400
                      4,000     (Urban League Project), 3.75% due 8/01/2019                                        4,000
                              New Jersey EDA, Revenue Refunding Bonds, VRDN (e):
                      2,605     (Joe & James Moreng), AMT, 3.10% due 3/01/2013                                     2,605
                      2,000     (The Peddie School Project), Series B, 2.95% due 2/01/2019                         2,000
                              New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                              New Jersey Inc. Project), VRDN (a)(e):
                     25,100     AMT, Series C, 3.90% due 11/01/2025                                               25,100
                     38,200     Series A, 3.80% due 11/01/2026                                                    38,200
                     62,185   New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                              VRDN, Series C, 3.80% due 9/01/2024 (d)(e)                                          62,185
                      8,600   New Jersey State Educational Facilities Authority Revenue Bonds, CP, 3.65%
                              due 4/06/2000                                                                        8,600
                              New Jersey State Educational Facilities Authority Revenue Bonds, Series A (a):
                      1,240     (Community College Capital Projects Fund), 5% due 9/01/2000                        1,247
                      8,125     (Higher Education Facilities Trust Fund), 5.125% due 9/01/2000                     8,172
                              New Jersey State Transit, CP, Series 2000-A:
                     30,000     3.60% due 4/05/2000                                                               30,000
                     13,000     3.85% due 6/12/2000                                                               13,000
                     35,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.40% due 1/01/2018 (b)(e)                                          35,000
                              North Brunswick Township, New Jersey, BAN:
                      8,750     4.25% due 4/07/2000                                                                8,751
                      4,518     4.75% due 3/30/2001                                                                4,540
                      2,980   North Brunswick Township, New Jersey, Water Utility, BAN, AMT, 5%
                              due 10/31/2000                                                                       2,992
                      1,675   Ocean County, New Jersey, GO, Refunding, 4.50% due 6/01/2000                         1,678
                     15,000   Passaic County, New Jersey, BAN, 4.50% due 3/30/2001                                15,039
                      2,372   Princeton Boro, New Jersey, BAN, 4% due 11/23/2000                                   2,374
                      7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds (E.I. du Pont de Nemours), VRDN, 4.10% due 3/01/2012 (e)               7,300
                      3,600   Salem County, New Jersey, Pollution Control Financing Authority, PCR,
                              Refunding (Public Service Electric and Gas), VRDN, AMT, 3.70% due
                              4/01/2031 (d)(e)                                                                     3,600
                      2,000   South Orange and Maplewood, New Jersey, School District Temporary Notes,
                              4% due 12/01/2000                                                                    2,001
                      2,200   Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding (Allied Signal Project), VRDN, 4% due 12/01/2020 (e)                  2,200
                     13,000   Vineland, New Jersey, BAN, 4.25% due 5/17/2000                                      13,006
                      5,300   Washington Township, Gloucester County, New Jersey, BAN, Series C,
                              4.25% due 7/17/2000                                                                  5,306
                      2,500   Washington Township, Warren County, New Jersey, BAN, 4.125% due 7/14/2000            2,503
                      4,104   West Orange, New Jersey, BAN, 4% due 8/15/2000                                       4,107


CMA New Jersey Municipal Money Fund
Schedule of Investments as of March 31, 2000 (concluded)                                                  (in Thousands)
                      Face
State                Amount                                 Issue                                                  Value
New York/                     Port Authority of New York and New Jersey, CP:
New Jersey--       $  4,150     AMT, 3.80% due 5/01/2000                                                       $   4,150
21.5%                11,270     Series A & B, 3.70% due 6/09/2000                                                 11,270
                      9,200     Series A & B, 3.90% due 6/13/2000                                                  9,200
                     11,750     Series A & B, 3.90% due 8/10/2000                                                 11,750
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Bonds (e):
                     20,500     FLOATS, Series SG-94, 3.76% due 12/01/2017                                        20,500
                     20,800     MSTR, VRDN, AMT, Series SGA-69, 4% due 12/01/2022 (d)                             20,800
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Refunding Bonds (Versatile Structure Obligation), VRDN (e):
                     49,400     AMT, Series 1R, 3.90% due 8/01/2028                                               49,400
                     44,950     AMT, Series 4, 3.85% due 4/01/2024                                                44,950
                      5,150     AMT, Series 6, 3.85% due 12/01/2017                                                5,150
                      7,350     Series 2, 3.75% due 5/01/2019                                                      7,350
                     18,000     Series 3, 3.80% due 6/01/2020                                                     18,000
                     30,750     Series 5, 3.80% due 8/01/2024                                                     30,750

Puerto Rico--        11,500   Puerto Rico Commonwealth, CP, Series A-1, 3.50% due 7/30/2000                       11,500
5.4%                          Puerto Rico Commonwealth, Government Development Bonds, CP:
                      5,000     3.20% due 4/05/2000                                                                5,000
                     14,000     3.25% due 4/05/2000                                                               14,000
                      5,000     3.40% due 4/25/2000                                                                5,000
                      5,000     3.60% due 7/24/2000                                                                5,000
                      1,950     3.65% due 8/11/2000                                                                1,950
                      3,700   Puerto Rico Commonwealth, Highway and Transportation Authority,
                              Transportation Revenue Refunding Bonds, VRDN, Series A, 3.25%
                              due 7/01/2028 (a)(e)                                                                 3,700
                              Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR,
                              VRDN (d)(e):
                      3,710     GO, Series SGA-43, 3.45% due 7/01/2022                                             3,710
                      1,700     Series SGA-44, 3.45% due 7/01/2023                                                 1,700
                      7,700   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities Financing Authority, Revenue Refunding Bonds (Reynolds Metals
                              Company Project), CP, 3.50% due 9/01/2000                                            7,700

                              Total Investments (Cost--$1,077,393)--99.2%                                      1,077,393

                              Other Assets Less Liabilities--0.8%                                                  8,595
                                                                                                              ----------
                              Net Assets--100.0%                                                              $1,085,988
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.

See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 2000
Assets:
Investments, at value (identified cost--$1,077,393,372*)                                                 $ 1,077,393,372
Cash                                                                                                           1,639,676
Receivables:
 Interest                                                                              $     6,625,724
 Securities sold                                                                                 1,215         6,626,939
                                                                                       ---------------
Prepaid registration fees and other assets                                                                     1,568,989
                                                                                                         ---------------
Total assets                                                                                               1,087,228,976
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                          401,163
 Investment adviser                                                                            365,854
 Distributor                                                                                   314,275         1,081,292
                                                                                       ---------------
Accrued expenses and other liabilities                                                                           159,889
                                                                                                         ---------------
Total liabilities                                                                                              1,241,181
                                                                                                         ---------------

Net Assets                                                                                               $ 1,085,987,795
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   108,600,296
Paid-in capital in excess of par                                                                             977,402,333
Accumulated realized capital losses--net                                                                         (14,834)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,086,002,956 shares of
beneficial interest outstanding                                                                          $ 1,085,987,795
                                                                                                         ===============


*Cost for Federal income tax purposes was $1,077,443,296. As of March 31, 2000, net unrealized depreciation for Federal income tax purposes amounted to $49,924, all of which related to depreciated securities.

See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Statement of Operations for the Year Ended March 31, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                 $    30,900,865

Expenses:
Investment advisory fees                                                               $     4,289,924
Distribution fees                                                                            1,144,594
Transfer agent fees                                                                            126,637
Accounting services                                                                            116,841
Professional fees                                                                               63,651
Custodian fees                                                                                  53,701
Registration fees                                                                               40,796
Printing and shareholder reports                                                                31,079
Pricing fees                                                                                    13,183
Trustees' fees and expenses                                                                      5,949
Other                                                                                            8,239
                                                                                       ---------------
Total expenses                                                                                                 5,894,594
                                                                                                         ---------------

Investment income--net                                                                                        25,006,271

Realized Gain on Investments--Net                                                                                 69,313
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    25,075,584
                                                                                                         ===============


See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Statements of Changes in Net Assets
                                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                           2000             1999
Operations:
Investment income--net                                                                 $    25,006,271   $    21,977,530
Realized gain on investments--net                                                               69,313            55,803
                                                                                       ---------------   ---------------
Net increase in net assets resulting from operations                                        25,075,584        22,033,333
                                                                                       ---------------   ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                      (25,006,271)      (21,977,530)
                                                                                       ---------------   ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                         3,419,386,917     2,979,834,969
Net asset value of shares issued to shareholders in reinvestment of
dividends                                                                                   25,006,093        21,979,457
                                                                                       ---------------   ---------------
                                                                                         3,444,393,010     3,001,814,426
Cost of shares redeemed                                                                 (3,375,709,363)   (2,784,632,689)
                                                                                       ---------------   ---------------
Net increase in net assets derived from beneficial interest transactions                    68,683,647       217,181,737
                                                                                       ---------------   ---------------
Net Assets:
Total increase in net assets                                                                68,752,960       217,237,540
Beginning of year                                                                        1,017,234,835       799,997,295
                                                                                       ---------------   ---------------
End of year                                                                            $ 1,085,987,795   $ 1,017,234,835
                                                                                       ===============   ===============


See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2000        1999        1998        1997        1996
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                              .03         .03         .03         .03          .03
Realized gain on investments--net                                    --++        --++        --++        --++         --++
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                    .03         .03         .03         .03          .03
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends from investment income--net                         (.03)       (.03)       (.03)       (.03)        (.03)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           2.74%       2.71%       2.97%       2.83%        3.07%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses                                                           .64%        .66%        .66%        .68%         .68%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                            2.71%       2.65%       2.92%       2.78%        3.02%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental Data:
Net assets, end of year (in thousands)                       $1,085,988  $1,017,235  $  799,997  $  683,361   $  610,285
                                                             ==========  ==========  ==========  ==========   ==========


++Amount is less than $.01 per share.


See Notes to Financial Statements.


CMA New Jersey Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up witholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



CMA New Jersey Municipal Money Fund
Notes to Financial Statements (concluded)

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $15,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
CMA New Jersey Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 28, 2000
</AUDIT-REPORT>



CMA New Jersey Municipal Money Fund
Important Tax Information (unaudited)

All of the net investment income distributions paid daily by CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series
Trust during its taxable year ended March 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



CMA New Jersey Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].